UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 2/16/2012

Commission File Number

001-34581

 Kraton Performance Polymers, Inc.

(Exact name of registrant as specified in its charter)

Delaware	20-0411521
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

15710 John F. Kennedy Blvd., Suite 300

Houston, TX 77032

(Address of principal executive offices, including zip code)

281-504-4700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Dominique Fournier, age 61, was named a director on February 16, 2012. Mr. Fournier retired in December 2011 as Chief Executive Officer of Infineum International Limited, a joint venture specialty chemical company owned by Shell and ExxonMobil. Mr. Fournier first joined Infineum as its Chief Executive Officer in January 2005. He was previously with ExxonMobil (and its predecessor Exxon) from 1976 to 2004, where he served in various positions in the company’s chemical businesses from manufacturing to marketing to senior leadership positions, including AIB Vice President, from 1998 to 2004 and Managing Director – Exxon Chemical France, from 1996 to 1997. Mr. Fournier has a mechanical engineering degree from I’Ecole des Mines de Saint-Etienne in Paris, France.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraton Performance Polymers, Inc.

Date: February 22, 2012	By:	/s/ Stephen E. Tremblay
Stephen E. Tremblay
Vice President and Chief Financial Officer